Exhibit 99.1

Aquestive Therapeutics Completes $70 Million Debt Refinancing

Warren, NJ, July 15, 2019 – Aquestive Therapeutics, Inc. (NASDAQ:AQST) (“Aquestive”), a specialty pharmaceutical company focused on developing and commercializing differentiated products based on its proprietary PharmFilm® technology to meet patients’ unmet needs and solve therapeutic problems, today announced that it has completed a private placement of $70 million of 12.5% Senior Secured Notes due June 2025 and warrants, and refinanced its existing credit facility. In addition, the indenture governing the Notes provides opportunity to issue up to $30 million of additional Notes under certain conditions for a total possible Note issuance of $100 million, as described below.

The financing, led by Madryn Asset Management, LP (“Madryn”), with participation by other institutional investors, provided net proceeds of approximately $67 million after expenses. The net proceeds of the financing were used by Aquestive to repay all outstanding obligations under the Company’s prior credit facility of approximately $52 million. The Company will use the balance of approximately $15 million for the continued commercialization and advancement of its proprietary products and pipeline candidates, and other general corporate purposes.

Under the terms of this transaction, under certain conditions, Aquestive may issue $10 million of First Additional Notes upon the completion of the New Drug Application filing for LibervantTM (diazepam) Buccal Film with the U.S. Food and Drug Administration (“FDA”); furthermore, Aquestive may offer up to $30 million (less the amount of any First Additional Notes that are issued) of Second Additional Notes upon receiving FDA approval for Libervant.

The Notes are senior secured obligations of Aquestive and will mature on June 30, 2025, unless redeemed or repurchased in accordance with their terms prior to such date. The Notes bear interest at a fixed rate of 12.5% per year, payable quarterly. Principal will be repaid starting on September 30, 2021.

Purchasers of the original Notes received warrants to purchase up to 2,000,000 shares of Aquestive’s common stock exercisable at a price of $4.25 per share (“Warrants”). The Warrants are immediately exercisable and may be exercised at any time up to June 30, 2025.

 “This financing brings new institutional investors to the Aquestive story, enabling the Company to continue to expand and grow with increased access to capital,” stated Keith J. Kendall, Chief Executive Officer. “We are able to retire our existing debt facility as well as provide additional liquidity which, along with our commercial product revenues, allows us to bring Libervant to market, to continue to advance our pipeline assets and grow our epilepsy franchise.”

Morgan Stanley & Co. LLC acted as the sole placement agent on the transaction. Dechert LLP acted as counsel to Aquestive, Pillsbury Winthrop Shaw Pittman LLP acted as counsel to the initial purchasers of the Notes and Warrants, and Proskauer Rose LLP acted as counsel to Madryn.

For more information regarding the terms and conditions of the Notes and the Warrants, please refer to the Current Report on Form 8-K filed today by Aquestive with the Securities and Exchange Commission.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The securities have not been and will not be registered under the Securities Act of 1933 or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws.

About Aquestive Therapeutics
Aquestive Therapeutics is a specialty pharmaceutical company that applies innovative technology to solve therapeutic problems and improve medicines for patients. Aquestive is advancing a late-stage proprietary product pipeline to treat CNS conditions and provide alternatives to invasively-administered standard of care therapies. The Company also collaborates with pharmaceutical companies to bring new molecules to market using proprietary, best-in-class technologies, like PharmFilm®, and has proven capabilities for drug development and commercialization.

About Madryn Asset Management
Madryn Asset Management, LP is a leading alternative asset management firm that invests in innovative healthcare companies specializing in unique and transformative products, technologies, and services. The firm draws on its extensive and diverse experience spanning the investment management and healthcare industries, and employs an independent research process based on original insights to target attractive economic opportunities that deliver strong risk-adjusted and absolute returns for its limited partners while creating long-term value in support of its portfolio companies. For additional information, please visit https://madrynlp.com/.

Forward-Looking Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” "anticipate," "plan," "expect," "estimate," "intend," "may," "will," or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements about our growth and future financial and operating results and financial position, ability to advance Libervant to the market, regulatory approvals and pathways, clinical trial timing and plans, business strategies, market opportunities, and other statements that are not historical facts.

These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company's development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials; the risks of delays in FDA approval of our drug candidates or failure to receive approval; the risks inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of our sales and marketing capabilities; risk of legal costs associated with and the outcome of our patent litigation challenging third party at risk generic sale of our proprietary products; risk of sufficient capital and cash resources, including access to available debt and equity financing and revenues from operations, to satisfy all of our short-term and longer term cash requirements and other cash needs, at the times and in the amounts needed; risk of failure to satisfy all financial and other debt covenants and of any default; risk related to government claims against Indivior for which we license, manufacture and sell Suboxone and which accounts for the substantial part of our current operating revenues; risks related to the outsourcing of certain sales, marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance of our products and product candidates; the success of any competing products, including generics; risk of the size and growth of our product markets; risk of the effectiveness and safety of our products and product candidates; risk of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; the impact of existing and future legislation and regulatory provisions on product exclusivity; legislation or regulatory action affecting pharmaceutical product pricing, reimbursement or access; claims and concerns that may arise regarding the safety or efficacy of the Company's products and product candidates; risk of loss of significant customers; risks related to legal proceedings, including patent infringement, investigative and antitrust litigation matters; changes in governmental laws and regulations; risk of product recalls and withdrawals; uncertainties related to general economic, political, business, industry, regulatory and market conditions and other unusual items; and other risks and uncertainties affecting the Company including those described in the "Risk Factors" section and in other sections included in the Company's Annual Report on Form 10‑K  filed with the SEC on March 14, 2019 and in our quarterly reports on Form 10-Q. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Media inquiries:
Christopher Hippolyte
christopher.hippolyte@syneoshealth.com
212-364-0458

Investor inquiries:
Stephanie Carrington
stephanie.carrington@icrinc.com
646-277-1282